UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2003

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                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in Charter)
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         New York                       0-3319                  13-1784308
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  (State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                   File Number)           Identification No.)


                      One Commerce Park, Valhalla, NY 10595
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           (Address of principal executive office, including zip code)

                                 (914) 686-3600
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


            (c)   Exhibits

                  99.01 Press Release dated June 23, 2003.


ITEM 9. Information Furnished Pursuant to Item 12 of Form 8-K - Results of Operations and Financial Condition.

     On June 23, 2003, Del Global Technologies Corp announced its financial results for its third fiscal quarter ended May 3, 2003. The press release is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 2003

                                       DEL GLOBAL TECHNOLOGIES CORP.


                                       By: /s/  Samuel E. Park
                                           -----------------------------------
                                           Samuel E. Park
                                           President and Chief Executive Officer






                                  EXHIBIT INDEX

            Exhibit No.                   Description
            -----------                   -----------

            99.01                         Press Release dated June 23, 2003


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